SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2003

OBAN MINING, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49664	88-0474903
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

P.O. Box 10321, Pacific Centre,
Suite 880 - 609 Granville Street
                 Vancouver, British Columbia V7Y 1G5 Canada
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (604) 685-5510

11960 Hammersmith Way, Suite 155, Richmond, British Columbia V7A 5C9 Canada
(Former name or former address, if changed since last report)

ITEM 1:       CHANGE IN CONTROL

        On October 27, 2003 ("Effective Date"), pursuant to the terms of an Agreement and Plan of Reorganization, dated effective October 10, 2003 ("Agreement and Plan"), by and among Oban Mining, Inc., a Nevada corporation (the "Company"), and Ikona Gear International, Inc., a Nevada corporation ("Ikona"), the Company acquired 11,957,306 shares, representing 99.4%, of the outstanding capital stock of Ikona (the "Acquisition") in exchange for the issuance of shares of common stock of the Company. Effective October 30, 2003, the Company completed the acquisition of the remaining 76,000 of the outstanding shares of capital stock of Ikona. As a result of these events, Ikona became a wholly-owned subsidiary of the Company. The transaction is to be accounted for as a recapitalization of Ikona.

Summary of Terms of Acquisition

        On the Effective Date, pursuant to the Agreement and Plan, the Company completed the first closing of an exchange offering to the Ikona shareholders to enter into voluntary share exchange agreements. Under the share exchange agreements, each outstanding share of Ikona could be exchanged for 1.25 shares of Oban common stock. The exchange offering has been undertaken in reliance upon exemptions from the registration requirements of the Securities Act of 1933 and applicable exemptions under the securities laws of the Province of British Columbia. All shares of Oban common stock issued to the Ikona shareholders in exchange for Ikona common stock will be "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933.

        As of the close of business on October 27, 2003, Ikona shareholders owning an aggregate of 11,957,306 shares of Ikona common stock exchanged those shares for an aggregate of 14,946,633 shares of Oban common stock. The shares of Ikona tendered for exchange at the first closing represented 99.4% of the total issued and outstanding shares of Ikona common stock.

        Concurrently with the first closing on October 27, 2003, Richard Achron, a director of the Company and its former president, voluntarily surrendered to the Company for cancellation an aggregate of 14.5 million shares of Oban common stock. As of the close of business on October 27, 2003, there were 21,760,633 shares of Oban common stock outstanding, of which Ikona shareholders owned 76.9%, or an aggregate of 16,746,633 shares.

        Effective October 30, 2003, the Company completed the final Ikona closing with the acquisition of the remaining 76,000 issued and outstanding shares of Ikona common stock by consummating Share Exchange Agreements with the remaining Ikona shareholders, pursuant to which the Company issued to those shareholders an additional 95,000 shares of Oban common stock. When added to the shares tendered for exchange and issued in the first closing, the acquisition consisted of Oban acquiring from the Ikona shareholders 100%, or an aggregate of 12,033,306 shares, of common stock in exchange for 15,041,633 shares of Oban common stock.

        Giving effect to the cancellation of Mr. Achron's 14.5 million shares and the final Ikona closing, the Ikona shareholders immediately following the final closing of the voluntary share exchange agreements owned 77.1% or an aggregate of 16,841,633 of the 21,855,633 total issued and outstanding shares of Oban common stock. As a result, these transactions constituted a change in control of Oban.

        The following table sets forth information as of October 30, 2003, after giving effect to the foregoing transactions, with respect to (i) any person who is known to us to be the beneficial owner of five percent (5%) or more of our common stock, (ii) all directors and executive officers individually, and (iii) all shares of our common stock beneficially owned by all of our directors and executive officers as a group(1). As of October 30, 2003, there were a total of 21,855,633 shares of common stock issued and outstanding held of record by 115 persons. Based on all available information, and except as otherwise noted and subject to community property laws where applicable, we believe that the beneficial owners listed below exercise the sole voting and investment power with respect to the shares that they own.
Name and Address	Number of Shares	Percent Owned(2)
Laith Nosh(3) Vancouver, British Columbia	6,000,000	27.4%
Dal Brynelsen(4) Vancouver, British Columbia	1,593,416	7.3%
Simon Anderson(5) Vancouver, British Columbia	375,000	1.7%
Barrie Freeke Vancouver, British Columbia	275,000	1.3%
Richard Achron Richmond, British Columbia	500,000	2.2%
All Officers and Directors as a Group (5 persons)	8,743,416	39.8%
_________________________________________________

(1)Beneficial ownership is based on information provided to us, and the beneficial owner has no obligation to inform us of or otherwise report any changes in beneficial ownership. Except as indicated, and subject to community property laws when applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)The percentages shown are calculated based upon 21,855,633 shares of common stock outstanding. In calculating the percentage of ownership, unless as otherwise indicated, all shares of common stock that the identified person or group had the right to acquire within 60 days of the date of this Report upon the exercise of options and warrants or conversion of notes are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

(3) Includes 2,725,000 shares held of record by Diversified Sciences, Ltd., and 25,000 shares held of record by Ikona Gear Technologies, Inc., both of which entities are controlled by Mr. Nosh.

(4) Shares are held of record by Denise Broderick, Mr. Brynelsen's spouse.

(5)Shares are held of record by MCSI Capital Corp., an entity controlled 50% each by Mr. Anderson a current director and Tracy Moore a past officer and director of the Company.

Company Officers and Directors

        Under the terms of the Agreement and Plan, on the Effective Date, Richard Achron resigned as president of the Company. Further, Laith Nosh, Dal Brynelsen, Simon Anderson and Barrie Freeke were elected as directors of the Company. Giving effect to those elections, the board of directors of the Company currently consists of the following persons:

Laith Nosh
Dal Brynelsen
Barrie Freeke
Simon Anderson
Richard Achron

The new executive officers that have been designated to replace the Company's existing executive officers and their respective positions are as follows:
Laith Nosh, President and Chief Executive Officer
Dal Brynelsen, Executive Vice President, Business Development & Corporate Finance
Barrie Freeke, Vice President, Engineering
Raymond L. Polman, Chief Financial Officer
Simon J. Anderson, Secretary

Biographical Information for New Directors and Executive Officers

        Listed below is biographical information for each of the directors and executive officers that were appointed at closing of the Acquisition to replace prior management, including his principal occupation and other business affiliations.

Laith Nosh, 56 years, Director, President and Chief Executive Officer

Mr. Nosh received his degree from the University of Alberta in Mechanical Engineering and has over 30 years of experience in engineering, business management and marketing. He has developed and patented many consumer product devices for the construction industry. Mr. Nosh is Ikona's founder and has been instrumental in the development, refinement and patenting of the IKONA Gearing System over the last eight years. Mr. Nosh will oversee the Company's marketing, product development and production. Mr. Nosh also develops business opportunities and strategic alliances with other companies and organizations.

Dal Brynelsen, 56 years, Director, Executive Vice President, Business Development

Over the last two years, Mr. Brynelsen has worked for Ikona developing the business model, sourcing financing for the Ikona business to date and being active with Laith Nosh in business development activities. Prior to joining Ikona, Mr. Brynelsen acted in a corporate finance consulting position with a Canadian national brokerage firm. Mr. Brynelsen has 25 years experience sourcing ongoing private and public financing for early stage companies.

Barrie Freeke, P. Eng., 58 years, Director and Vice President, Engineering

Mr. Freeke is a professional mechanical engineer and a graduate of Bradford University in Mechanical Engineering (Honors) with over 25 years of experience in gear design. Mr. Freeke is a well-known gear designer and much of his work and development can be seen with companies including Timberland Ellicott, Swann Winches (marine winches), Canron, Western Bridge Div. Vanterm Container Cranes (cranes that have been used in Vancouver and San Francisco), and Locheed Petroleum (oilfield equipments). Prior to joining Ikona, Mr. Freeke held the position of Chief Engineer with Lantec Industries Inc., a large manufacturer of gear drives and winches.

Simon J. Anderson, 42 years, Director and Secretary

Mr. Nosh received his degree from the University of Alberta in Mechanical Engineering and has over 30 years of experience in engineering, business management and marketing. He has developed and patented many consumer product devices for the construction industry. Mr. Nosh is Ikona's founder and has been instrumental in the development, refinement and patenting of the IKONA Gearing System over the last eight years. Mr. Nosh will oversee the Company's marketing, product development and production. Mr. Nosh also develops business opportunities and strategic alliances with other companies and organizations.

Dal Brynelsen, 56 years, Director, Executive Vice President, Business Development

Over the last two years, Mr. Brynelsen has worked for Ikona developing the business model, sourcing financing for the Ikona business to date and being active with Laith Nosh in business development activities. Prior to joining Ikona, Mr. Brynelsen acted in a corporate finance consulting position with a Canadian national brokerage firm. Mr. Brynelsen has 25 years experience sourcing ongoing private and public financing for early stage companies.

Barrie Freeke, P. Eng., 58 years, Director and Vice President, Engineering

Mr. Freeke is a professional mechanical engineer and a graduate of Bradford University in Mechanical Engineering (Honors) with over 25 years of experience in gear design. Mr. Freeke is a well-known gear designer and much of his work and development can be seen with companies including Timberland Ellicott, Swann Winches (marine winches), Canron, Western Bridge Div. Vanterm Container Cranes (cranes that have been used in Vancouver and San Francisco), and Locheed Petroleum (oilfield equipments). Prior to joining Ikona, Mr. Freeke held the position of Chief Engineer with Lantec Industries Inc., a large manufacturer of gear drives and winches.

Simon J. Anderson, 42 years, Director and Secretary

Mr. Anderson has been a Director and Secretary since August 2003. Mr. Anderson is also a 50% owner and Vice President of MCSI Consulting Services Inc., where he has been employed from September 1996 to present. From 1994 to September 1996 was a partner with BDO Dunwoody, an international accounting and consulting firm, where he specialized in mergers, acquisitions and valuations. From March 1999 to June 2000, he was a director of mv Video, a Vancouver-based postproduction facility. From August 1999 to March 2000 he was Treasurer of MC2 Learning Systems, Inc. He was also a director of Tradewind Communications, Ltd. from March 1997 to June 1999 and a director of Flexemessaging.com, Inc. from March 1999 to June 1999. Mr. Anderson is also Chief Financial Officer and a director since 1999 of XML-Global Technologies, Inc., a Vancouver-based technology company that publicly reports with the SEC and whose shares are quoted on the OTC Electronic Bulletin Board. Mr. Anderson received a Bachelor of Commerce in Accounting and Management Information Systems from the University of British Columbia in May 1983 and was admitted as a member of the Institute of Chartered Accountants in British Columbia in 1986. He has also been a member of the Canadian Institute of Charter Business Valuators since 1990.

Richard A. Achron, age 60, Director

Richard A. Achron has been our president, secretary, treasurer, principal accounting officer and sole member of our board of directors since inception. Mr. Achron is a self employed business man with over 37 years experience in the retail/wholesale and manufacturing industry. Mr. Achron spent a number of years working for major Canadian corporations in sales, sales management and as a branch manager. These corporations included Philips Electronics, White-Westinghouse, Canadian Admiral Corporation and Sanyo Electronics. He is currently President and owner of a manufacturing business located in Vancouver, British Columbia which manufactures plastic strip curtains used to control climatic conditions for refrigeration used in major food chains.

Raymond Polman, age 43, Chief Financial Officer

Mr. Polman, has been the Chief Financial Officer of Ikona since August 18, 2003. Mr. Polman has owned, operated and consulted to a diverse range of businesses in all stages of development. From 1985 to 1992, Mr. Polman was employed with Deloitte & Touche Chartered Accountants in the areas of audit, taxation, general consulting and computer assurance services. From 1992 until 1996, Mr. Polman was employed as Corporate Controller for Rescan Environmental Services Ltd. an environmental consultancy serving the global mining industry. From 1996 to 1999 Mr. Polman was President and CFO of Nexmedia Technologies Inc. an out-of-home internet advertising technologies company listed on the TSX-Venture exchange. From September 1999 to October 2000 Mr. Polman was a self-employed corporate finance consultant. Mr. Polman founded and is past President and CFO (2002) of Nomadic Collaboration International, Inc. an OTC Bulletin Board listed company focusing on enterprise wireless applications. Since October 1999, Mr. Polman has also been President of Oglenet Software Inc., and since November 2000 he has been President of Nomadic Entertainment Corp. Both Oglenet and Nomadic Entertainment are Vancouver, BC-based private firms specializing in corporate finance, strategic marketing, business development, strategic planning, business planning services and technology development. Mr. Polman's academic qualifications include a Bachelor of Sciences (Economics) degree from the University of Victoria, British Columbia (1985) and a designation as (Canadian) Chartered Accountant (1990).

Corporate Offices

        The new principal executive offices of Oban will be located at Suite 800 - 609 Granville Street, Vancouver, B.C. V7Y 1G5 Canada. The telephone number at that address is (604) 685-5510.

ITEM 2     ACQUISITION OF ASSETS

       Effective October 27, 2003, the Company completed the acquisition of Ikona pursuant to the consummation of the Agreement and Plan described in Item 1 above.

       The Company incorporates by reference herein the information set forth in Item 1 above.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

       (a)        Financial Statements of business to be acquired.

       As of the time that this Current Report on Form 8-K is being filed with the Commission, it is not practical for the Company to provide financial statements required pursuant to Item 7(a) of the Form 8-K. The Company anticipates that such financial statements will be filed on or about December 20, 2003, but in any event not later than 60 days after the date that this Current Report is required to be filed.

       (b)        Pro forma financial information.

       As of the date that this Report on Form 8-K is being filed with the Commission, it is impractical for the Company to provide the pro forma financial information required pursuant to Item 7(b) of Form 8-K giving effect to the consummation of the Reverse Acquisition and to the recapitalization of Ikona. The Company anticipates that such pro forma financial information will be filed with the Commission on or about December 20, 2003, but in any event not later than 60 days after the date that this Current Report is required to be filed.

       (c)        Exhibits.
2.1

Agreement and Plan of Reorganization, dated effective as of October 10, 2003, between Oban Mining, Inc. and Ikona Gear International, Inc. (Incorporated by reference from the Registrant's Quarterly Report on Form 10-QSB for the period ended September 30, 2003, as filed with the Commission on October 23, 2003)

ITEM 8.      CHANGE IN FISCAL YEAR

       Due to the transactions described in Items 1 and 2 of this Report being treated as a reverse merger and recapitalization of Ikona, going forward the Company will automatically adopt as its fiscal year end the August 31 fiscal year end of Ikona.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBAN MINING, INC.
Date: November 3, 2003	By: /s/ Laith Nosh Laith Nosh, President